                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              Argo Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                              ARGO BANCORP, INC.
                             7600 WEST 63RD STREET
                            SUMMIT, ILLINOIS 60501
                                (708) 496-6010


                                                                   April 6, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Argo Bancorp, Inc. (the "Company"), the holding company for Argo Federal Savings Bank, FSB (the "Savings Bank"), Summit, Illinois, and On-Line Financial Services, Inc. ("On-Line"), Oak Brook, Illinois, which will be held on May 20, 1998, at 3:00 p.m., at 7600 West 63rd Street, Summit, Illinois 60501.

     The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company as well as a representative of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions from our stockholders.

     The only scheduled business of the Annual Meeting shall be the election of directors and the approval of the Argo Bancorp, Inc. 1998 Incentive Stock Option Plan.

     The board of directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote "FOR" each matter to be considered.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

     On behalf of the board of directors and all of the employees of the Company and its subsidiaries, I wish to thank you for your continued support. We appreciate your interest.


                                        Sincerely yours,


                                        /s/John G. Yedinak

                                        John G. Yedinak
                                        Chairman of the Board
                                        of Directors

                              ARGO BANCORP, INC.
                             7600 WEST 63RD STREET
                            SUMMIT, ILLINOIS  60501
                                (708) 496-6010

                         ----------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 20, 1998

                         ----------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Argo Bancorp, Inc. (the "Company") will be held on May 20, 1998 at 3:00 p.m., at 7600 West 63rd Street, Summit, Illinois 60501

     The Annual Meeting is for the purpose of considering and voting upon the following matters:

1. The election of two directors for terms of three years or until their successors are elected and qualified;

2.   The approval of the Argo Bancorp, Inc. 1998 Incentive Stock Option Plan.

3. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The board of directors has been established March 31, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Argo Federal Savings Bank, FSB, 7600 West 63rd Street, Summit, Illinois, 60501, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                         By Order of the Board of Directors

                                         /s/ Frances M. Pitts

                                         Frances M. Pitts
                                         Secretary
Summit, Illinois
April 6, 1998

                              ARGO BANCORP, INC.

                             ---------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 20, 1998

                             ---------------------


SOLICITATION AND VOTING OF PROXIES

     This proxy statement is being furnished to stockholders of Argo Bancorp, Inc. ("Argo" or the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 20, 1998, at 3:00 p.m., at 7600 West 63rd Street, Summit, Illinois 60501, and at any adjournments thereof. The 1997 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 1997, accompanies this proxy statement, which is first being mailed to stockholders on or about April 6, 1998.

     Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF ARGO WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND "FOR" THE APPROVAL OF THE ARGO BANCORP, INC. 1998 INCENTIVE STOCK OPTION PLAN.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company, Argo Federal Savings Bank, FSB (the "Savings Bank") and On-Line Financial Services, Inc. ("On-Line"), without additional compensation therefor. Argo will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of Argo ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. There is no cumulative voting for the election of directors.

     The close of business on March 31, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 497,644 shares.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's certificate of incorporation, directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the approval of the Argo Bancorp, Inc. 1998 Incentive Stock Option Plan ("1998 Stock Option Plan") and other matters that may properly come before the Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting at which a quorum is present and entitled to vote on the Proposal is required to constitute shareholder approval of the Proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to the Proposal will be counted as present and entitled to vote and shall have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes are not counted as present and entitled to vote on the Proposal and have no effect on the vote on the Proposal.

     Under the Company's certificate of incorporation and bylaws, unless otherwise required by law, all other matters other than the election of directors shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will neither be employed by nor be a director of the Company or any of its affiliates.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) or 13(g) of the securities Exchange Act of 1934, as amended ("Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.

                                                                AMOUNT AND
                                                                 NATURE OF
                                      NAME AND ADDRESS OF       BENEFICIAL    PERCENT OF
         TITLE OF CLASS                 BENEFICIAL OWNER         OWNERSHIP       CLASS
---------------------------------  --------------------------  -------------  -----------
Common Stock                       John G. Yedinak                242,762(1)       46.54%
                                   1300 Hawthorne Lane
                                   Hinsdale, Illinois 60521
Common Stock                       The Deltec Banking             124,411(2)       25.00%
                                   Corporation, Limited
                                   Deltec House
                                   Lyford Cay
                                   Nassau, Bahamas
Common Stock                       Sergio Martinucci               67,919(1)       13.39%
                                   5440 N. Paris
                                   Chicago, Illinois 60656
Common Stock                       Frances M. Pitts                26,822(1)        5.25%
                                   6624 Greene Road
                                   Woodbridge, Illinois 60517

------------------
(1) Includes shares set forth below under "Proposal 1 - Information with Respect to Nominees, Continuing Directors and Executive Officers." (Footnotes continued on following page.)

(2) On December 31, 1996, the Company entered into a Stock Purchase Agreement (the "Purchase Agreement") with The Deltec Banking Corporation Limited, a banking corporation organized under the laws of the Commonwealth of the Bahamas ("Deltec") whereby Deltec acquired 25% of the issued and outstanding shares of the Company as of that date at $38.00 per share for an aggregate purchase price of $4.2 million. The Purchase Agreement was entered into following the submission by Deltec of a Rebuttal of Control to the Office of Thrift Supervision ("OTS") and the execution by Deltec International, S.A., the parent of Deltec, of a Rebuttal Agreement with the OTS. Pursuant to the Purchase Agreement, the Company, Deltec and John G. Yedinak also entered into a stockholder agreement (the "Stockholder Agreement"). The Stockholder Agreement stipulates that any time that the Company proposes to issue and sell any additional shares of its Common Stock, it shall notify Deltec and shall offer to sell to Deltec concurrently with the issuance and sale of additional shares (including fractional shares) such number of shares so that Deltec will continue to own 25% of the outstanding shares of the Company's Common Stock.
     Generally, the additional shares offered and sold to Deltec pursuant to the Stockholder Agreement will be at a similar price and upon substantially the same terms and conditions as the other additional shares sold. Additionally, in the event that the Company purchases or otherwise acquires any of its outstanding shares of Common Stock, it shall offer to purchase from Deltec such number of shares that, after the purchase, Deltec will continue to own 25% of the outstanding shares of the Company's Common Stock. During the term of the Stockholder Agreement, and for so long as Deltec holds at least 15% of the Company's Common Stock, Deltec has the right to nominate one director to the Company's Board of Directors. The Stockholder Agreement also grants Deltec registration rights in respect of any shares of Common Stock that Deltec decides to sell. Furthermore, John
     G. Yedinak, the President and Chief Executive Officer of the Company has agreed that, during this time period, he will vote all shares of the Company's Common Stock owned by him for the nominee designated by Deltec. Finally, during the term of the Stockholder Agreement, Deltec has agreed to remain in compliance with the Rebuttal Agreement between Deltec and the OTS.


                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

     Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The nominees proposed for election at the Annual Meeting are Sergio Martinucci and John G. Yedinak. Both Messrs. Martinucci and Yedinak are directors of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     In the event that any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that Messrs. Martinucci and Yedinak will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD IF EXECUTED AND RETURNED WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth, as of the Record Date, the names of the nominees and continuing directors and the named Executive Officers, as defined below, as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; and the year in which each first became a director of the Company, Savings Bank or On-Line and the year in which their term (or in the case of the nominees, proposed terms) as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and the named Executive Officers and all directors and executive officers as a group as of the Record Date.

                                                                                     AMOUNT
             NAME AND PRINCIPAL                                    EXPIRATION      AND NATURE      OWNERSHIP
           OCCUPATION AT PRESENT                       DIRECTOR      OF TERM     OF BENEFICIAL    AT PERCENT
          AND FOR PAST FIVE YEARS              AGE   SINCE(1)(2)   AS DIRECTOR    OWNERSHIP(3)     OF CLASS
--------------------------------------------  -----  ------------  -----------  ----------------  -----------
NOMINEES:

Sergio Martinucci                                63      1987             2001         67,919(6)       13.39%
Vice President of the Company, and Chairman
 of the Board of the Savings Bank since
 1987, President of Coldwell
 Banker-Stanmeyer Real Estate, a real
 estate brokerage firm.

John G. Yedinak                                  48      1987             2001        242,762(5)       46.54%
Chairman of the Board, President and Chief
 Executive Officer of the Company, Vice
 Chairman and Chief Executive Officer of
 the Savings Bank since 1987.

CONTINUING DIRECTORS:

Donald G. Wittmer                                63      1992             1999          7,001(6)        1.39%
President and owner of Wittmer Financial
 Services, Ltd.

Arthur E. Byrnes                                 53      1997             2000        124,411(4)       25.00%
Chairman, The Deltec Asset Management
 Corporation, a wholly owned subsidiary of
 Deltec; Director of Deltec International
 S.A., the parent holding company of Deltec.

Frances M. Pitts                                 39      1992             2000         26,822(5)        5.25%
Executive Vice President and Secretary of
 the Company; Senior Vice President,
 General Counsel and Secretary of the
 Savings Bank.

                                                                                     AMOUNT
             NAME AND PRINCIPAL                                    EXPIRATION      AND NATURE      OWNERSHIP
           OCCUPATION AT PRESENT                       DIRECTOR      OF TERM     OF BENEFICIAL    AT PERCENT
          AND FOR PAST FIVE YEARS              AGE   SINCE(1)(2)   AS DIRECTOR    OWNERSHIP(3)     OF CLASS
--------------------------------------------  -----  ------------  -----------  ----------------  -----------
Stock ownership of all directors and              -         -                -        470,473(7)       85.44%
 executive officers as a group (9
 persons)(8)

(1)  Includes years of service as a director of the Savings Bank or On-Line.
(2) All directors, except Ms. Pitts and Mr. Byrnes, are currently directors of On-Line. All directors, except Ms. Pitts and Messrs. Wittmer and Byrnes, are currently directors of the Savings Bank.
(3) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported
(4) See "Security Ownership of Certain Beneficial Owners" for a further discussion of the ownership of Deltec.
(5) Includes 23,996 and 13,500 shares which may be acquired by Mr. Yedinak and Ms. Pitts, respectively, under the Argo Bancorp, Inc. 1991 Employee Stock Option and Incentive Plan ("Incentive Stock Option Plan").
(6) Includes 9,500 and 6,000 shares subject to options which may be acquired by Mr. Martinucci and Mr. Wittmer, respectively, under the Argo Bancorp, Inc. Non-Statutory Stock Option Plan for Non-Employee Directors ("Directors' Option Plan").
(7) Includes 52,996 shares subject to options under the Directors' Option Plan and the Incentive Stock Option Plan which are currently exercisable and 240 shares allocated to executive officers under the MRP for the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that three transactions by Mr. Yedinak, one transaction by a family member of Mr. Yedinak, one transaction by Mr. Martinucci, two transactions by Ms. Pitts and one transaction by Ms. Maria L. Garcia, Assistant Secretary, were not reported on a timely basis on a Form 4. The transactions were subsequently reported.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1997, the Board of Directors of the Company held 11 meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director(s) served during 1997. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     EXECUTIVE COMMITTEE. The Executive Committee of Company consists of Messrs. Yedinak, Wittmer and Martinucci. This committee meets as needed between regular meetings of the Board. The Executive Committee met 12 times in 1997.

     AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Wittmer, Byrnes and Yedinak. This committee meets with the Company's auditors annually to review the Company's audit. The Audit Committee met 12 times in 1997.

     NOMINATING COMMITTEE. The Company's Nominating Committee for the 1998 Annual Meeting of Stockholders consisted of the entire Board of Directors. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's bylaws and by the Exchange Act. See "Additional Information - Notice of Business to Be Conducted at an Annual Meeting." The Nominating Committee met on February 11, 1998.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Directors of the Company are paid $700 monthly for attendance at meetings and for services rendered to the Company. Directors of the Savings Bank are paid $700 for attendance at monthly meetings of the Board, and are also compensated for service to and attendance at meetings of the committees of the Board on which they serve at the rate of $400 ($450 for the Chairman) for each committee meeting. The Chairman of each Board and each committee is compensated at a higher rate for attendance at monthly meetings and for duties performed during the month and the Secretary of each Board and of each committee also receives compensation for services, at the rate of $400. Directors of On-Line are paid $700 for attendance at monthly meetings of the Board.

     NON-STATUTORY STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. The Directors' Option Plan authorizes the granting of non-statutory stock options for 107,450 shares of Common Stock to members of the Board of Directors who are not employees of the Savings Bank or the Company. Each member of the Board of Directors who was not an officer or employee of the Savings Bank or the Company, was granted a non-statutory stock option to purchase 700 shares of Common Stock for each year the Non-Employee Director served as a member of the Board of Directors of the Company or the Savings Bank as of the date of the initial grant, and an additional option to purchase 1,000 shares on the next anniversary date of the election of such person to the Board of Directors. The exercise price of options granted in the initial grant is $11.50 per share, which was the fair market value of the shares on the date of grant. Options granted following the initial grant are granted at an exercise price equaling the fair market value as of the date of such grant. To the extent options for shares are available for grants under the Directors' Option Plan, each non-employee director who is first elected as a director subsequent to the initial grant will be granted a non-statutory stock option to purchase 2,000 shares of Common Stock, and an additional option to purchase 1,000 shares on the next anniversary date of the election of such person to the Board of Directors. Each option granted under the Directors' Option Plan becomes exercisable six months following the date of grant and expires upon ten years following the date of the grant. In 1997, all outside directors of the Company and the Savings Bank (except for Mr. Byrnes) were granted options to purchase 1,000 shares of Common Stock at an exercise price ranging between $34.00 and $37.50 (including a 10% premium for options issued to certain parties) under the Plan.

     At December 31, 1997, there were 39,600 options pursuant to the Directors' Option Plan which had not yet been granted. Effective upon approval of the 1998 Stock Option Plan, these options will be canceled and no further options will be granted under the Directors' Option Plan. Directors may be granted options in the future, however, under the 1998 Stock Option Plan. See "Proposal 2 - Approval of Argo Bancorp, Inc. 1998 Incentive Stock Option Plan."

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table shows for the fiscal years ending December 31, 1997, 1996 and 1995, the cash compensation paid by the Company and its subsidiaries, the Savings Bank and On-Line, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and to the other executive officers of the Company who received total salary and bonus in excess of $100,000 in 1997 (the "Named Executive Officers").

                                            ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                     ---------------------------------- ------------------------------------
                                                                               AWARDS              PAYOUTS
                                                                        ------------------------ -----------
                                                              OTHER                  SECURITIES
                                                              ANNUAL    RESTRICTED      UNDER-
                                                              COMPEN-     STOCK         LYING       LTIP       ALL OTHER
    NAME AND                           SALARY       BONUS     SATION     AWARD(S)      OPTIONS/    PAYOUTS    COMPENSATION
PRINCIPAL OFFICER            YEAR     ($)(1)(2)     ($)(3)    ($)(4)       ($)         SARS(#)     ($)(5)         ($)
-------------------------- --------- ----------- ---------- ----------- ------------ ----------- ----------- -------------
John G. Yedinak              1997     $359,804    $176,000     $--       $    --          --        None        $24,816(6)
President and Chief          1996      320,336     200,998      --            --          --        None         58,451
 Executive Officer of        1995      299,149     125,434      --        13,755          --        None         23,369
 the Company and
 President and Chief
 Executive Officer of
 the Savings Bank

Frances M. Pitts             1997     $144,615    $ 70,500     $--       $    --          --        None        $23,482(6)
Executive Vice President     1996      126,368      82,989      --            --          --        None         21,453
 and Secretary of the        1995      117,348      46,201      --         5,000          --        None          9,945
 Company and Senior Vice
 President, General
 Counsel and Secretary
 of the Savings Bank

-------------------
(1) Includes amounts of salary deferred pursuant to the Savings Bank 401(k) Plan. Under the plan, participants may elect to have up to the lesser of 12% or $9,500 of annual compensation deferred for the plan year.
(2) Includes directors' fees received from the Company, the Savings Bank and On-Line with respect to Mr. Yedinak; and directors' fees and Secretary's fees received from the Company and the Savings Bank with respect to Ms. Pitts.
(3) Includes deferred bonus amounts as described under the "Employment Agreements" with respect to Mr. Yedinak and Ms. Pitts. Such bonuses were based upon the financial results of the Company for 1996 and 1995. No bonuses were paid for 1997.
(4) For 1997, 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the years;
     (b) payments of above market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
     (e) preferential discounts on stock.
(5) The Company does not maintain a long-term incentive plan and therefore, there were no payouts or awards under such plan.

(6) Includes $4,750 and $4,750 contributed by the Savings Bank pursuant to the 401(k) Plan for the account of Mr. Yedinak and Ms. Pitts, for the year ended December 31, 1997. Excludes $83,219 and $10,797 which represents the market value of premiums paid on supplemental policies covering life (with proceeds to be paid to the Company and the Bank) and long-term disability for Mr. Yedinak and Ms. Pitts for the year ended December 31, 1997. Includes $20,066 and $18,632, the market value of the allocations of shares made under the Employee Stock Ownership Plan for 1997.


     EMPLOYMENT AGREEMENTS. The Company and the Savings Bank (collectively the "Employer") entered into employment agreements ("Agreements") with each of Mr. Yedinak and Ms. Pitts (the "Executives"), effective November 1, 1996. The Savings Bank employment agreements provide for a three year term and, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreements for an additional year so that the remaining term shall be three years after conducting a performance evaluation of the Executives. In 1997, the Savings Bank Agreements were not extended and will expire, if not otherwise extended, on November 1, 1999. The Company Agreements provide for a five year term and shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. By notice dated December 22, 1997, the Executives were advised that the evergreen provision of the Agreements was terminated, and the Agreements will expire, if not otherwise extended, on December 22, 2002. Under the Agreements with each of the Executives, base compensation of $150,000 and $173,800 with respect to Mr. Yedinak, and $98,000 and $33,415 with respect to Ms. Pitts will be paid by each of the Savings Bank and the Company, respectively. The salary amounts under the Agreements may be increased at the discretion of the Board of Directors, or authorized committee of the Board, of each of the Company and the Savings Bank. The salary may not be decreased during the term of the Agreements without the prior written consent of the executive officer.

     Pursuant to the Agreements, in addition to the Executive's base compensation, an amount equal to 2% for Mr. Yedinak and 1% for Ms. Pitts of gross profits of each of the Company and Savings Bank shall be credited as additional compensation to the executive to be paid on the earlier of termination for other than cause, death or disability, the expiration of the Agreements, or annually on the anniversary date of the Agreements. The deferred amounts will be forfeited if the Executive is terminated prior to the anniversary date of the Agreements for any reason other than death or disability. No amounts were paid under this provision for 1997. The Agreements also provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The Agreements provide for termination by the Savings Bank or the Company for cause as defined in the Agreements at any time.

     In the event the Savings Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Savings Bank and the Company upon: (i) termination of employment other than for disability, retirement or cause or (ii) the Executive's resignation upon: (a) a failure to re-elect the Executive or his current offices or failure to nominate or renominate the Executive to the board;
(b) a material demotive change in the Executive's functions, duties or responsibilities; (c) a relocation of the Executive's principal place of employment by more than 30 miles; (d) a material reduction in benefits or perquisites being provided to the Executive under the Agreements; (e) liquidation or dissolution of the Savings Bank or the Company; or (f) a breach of the Agreements by the Savings Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the base salary increased annually by four percent (4.0%) due to the Executive for the remaining term of the Agreements and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Savings Bank or the Company during the remaining term of the Agreements. The Savings Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Agreements.

     Under the Agreements, if voluntary or involuntary termination follows a change in control of the Savings Bank or the Company (as defined in the Agreements), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled under the Company Agreements to a severance payment equal to five times the average of the three preceding taxable years' annual compensation. Under the Savings Bank Agreements, the Executive would be entitled to a severance payment equal to three times the Executive's average annual compensation for the five most recent taxable years. The Savings Bank and the Company would also continue the Executive's life, health, and disability coverage for sixty months. Notwithstanding that both the Savings Bank and the Company Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Any excise taxes due as a result of an "excess parachute payment" under the Company Agreements will be reimbursed under the Agreements. Based solely on the Salary and Bonus reported in the Summary Compensation Table for 1997 assuming all compensation was paid under the Company Agreements, and excluding any benefits under any employee plan which may be payable, following a change in control and termination of employment, Mr. Yedinak and Ms. Pitts would be entitled to severance payments of approximately $2,469,535 and $980,035, respectively.

     Payments to the Executive under the Savings Bank Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Savings Bank. Payment under the Company Agreements would be made by the Company. The Agreements also provide that the Savings Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

     MANAGEMENT RECOGNITION PLAN AND TRUST. The MRP provides stock awards to officers and key employees. Awards made after June 1, 1995 are subject to performance goals and vest at a rate of 16.66% on the last day of each six month period following the date of grant.

     INCENTIVE STOCK OPTION PLAN. The Incentive Stock Option Plan provides discretionary awards to officers and key employees as determined by a committee of disinterested directors. The following table provides certain information with respect to option exercises in the previous fiscal year by Named Executive Officers and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

                                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                                  FISCAL YEAR END OPTION/SAR VALUES

                        SHARES
                      ACQUIRED ON
       NAME            EXERCISE    VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------  ------------- --------------  ------------- --------------- ------------- ---------------
John G. Yedinak         23,997         $271,365        23,996(6)        --           $449,325          --

Frances M. Pitts            --               --        13,500(7)        --            265,687          --

---------------
(1) All options become 100% exercisable upon death, disability, retirement or a change in control, as defined generally under the Incentive Option Plan.
     In addition, vesting of non-statutory options may be accelerated by a committee consisting of outside directors.
(2) The purchase price may be made in whole or in part through the surrender of previously held shares of common stock.
(3) Under limited circumstances, such as death, disability or normal retirement of an employee, the employee (or his beneficiary) may request that the Company, in exchange for the employee's surrender of an option, pay to the employee (or beneficiary) the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the employee's termination of employment. It is within the company's discretion to accept or reject such a request.
(4) Options are subject to limited (SAR) rights pursuant to which the options, to the extent outstanding for at least six months, may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the limited right is exercised.
(5)  The price of the Common Stock on December 31, 1997 was $34.125.
(6) The exercise price for 23,996 options is $15.40. The exercise price includes a 10% premium applicable to controlling shareholders.
(7) The exercise price for 12,500 options is $14.00 and the exercise price for 1,000 options is $20.00.


INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Savings Bank has adopted a policy which requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

        PROPOSAL 2.  APPROVAL OF THE ARGO BANCORP, INC. 1998 INCENTIVE
                               STOCK OPTION PLAN

     The Board of Directors of the Company is presenting for stockholder approval the Argo Bancorp, Inc. 1998 Incentive Stock Option Plan ("Option Plan"), in the form attached hereto as Appendix A. The purpose of the Option Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Option Plan which is qualified in its entirety by the complete provisions of the Option Plan attached as Appendix A.

GENERAL

     The Option Plan authorizes the granting of options to purchase Common Stock and option-related awards (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for purchase pursuant to the exercise of option and option-related Awards under the Option Plan is 100,000 shares. All officers, other employees and Outside Directors of the Company and its affiliates, are eligible to receive Awards under the Option Plan. The Option Plan will be administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Option Plan. The exercise of options granted under the Option Plan will result in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing stockholders. The Option Plan will be in effect for a period of ten years from the date of adoption by the Board of Directors.

AWARDS

     TYPES OF AWARDS. The Option Plan authorizes the grant of Awards to employees and Outside Directors in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under
Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Option"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options"; and (iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Option Plan) ("Limited Rights").

     OPTIONS. Assuming the requisite stockholder approval is obtained for the Option Plan, 10,000 options will be available each year (in addition to any unused portion of a previous year's allotment) for granting to employees (including executive officers) and to Outside Directors. All options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. Pursuant to the Option Plan, the Committee has the authority to determine the date or dates on which each stock option shall become exercisable. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

     Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant and the term of the option may not exceed ten years from the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

     TERMINATION OF EMPLOYMENT. Options granted under the Incentive Plan may be exercised at such times as the Committee determines, but in no event shall an option be exercisable more than ten years from the date of grant (or five years from date of grant in the case of Incentive Stock Options for a 10% owner). Unless otherwise determined by the Committee, upon termination of an employee's or Outside Director's services for any reason other than death, disability, retirement, change in control or termination for cause, the vested Incentive Stock Options and Non-statutory Stock Options shall be exercisable for a period of three months following termination. The Committee in its discretion may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-statutory Stock Options. Notwithstanding the foregoing, in the event of the death or disability or retirement of the option holder following a change in control of the Company or the Bank (as defined in the Option Plan), all options granted to employees and/or Outside Directors will become fully vested and shall be exercisable for up to one year thereafter. In the event of termination for cause, all rights to options expire immediately.

     LIMITED RIGHTS. Limited Rights are related to specific options granted and become exercisable in the event of a change in control of the Bank or the Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

     OPTION GRANTS. It is currently intended that the options proposed to be granted will include Limited Rights and will vest either upon grant or over a period of time as determined by the Committee in its sole discretion; provided, however, that all options, whether or not then exercisable, will be immediately exercisable in the event the optionee's employment or service is terminated due to death, disability, retirement or a change in control. The exercise price of all such options will be 100% of the fair market value of the underlying Common Stock at the time of grant.

     As of March 31, 1998, the closing price per share of Common Stock, as reported on the Nasdaq National Market was $34.875.

     TAX TREATMENT. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

     In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

     In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

PAYOUT ALTERNATIVES

     The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Option Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the Option Plan.

ALTERNATE OPTION PAYMENTS

     The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for options: (a) in cash or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

AMENDMENT

     The Board of Directors may amend the Option Plan in any respect, at any time, provided that no amendment may affect the rights of an Awardholder without his or her permission.

ADJUSTMENTS

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Awardholder. All Awards under this Option Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

     Except to the extent permitted or restricted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statute or rules, unless determined otherwise by the Committee, no award under the Option Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

STOCKHOLDER APPROVAL

     If the Option Plan does not receive the requisite affirmative vote of stockholders at this Annual Meeting, the Board of Directors could determine to have the Option Plan become effective immediately. In the absence of stockholder approval, the option awards under the Option Plan would not qualify as Incentive Stock Options under the Code, and the Company's qualification to have its stock traded on the Nasdaq National Market could be adversely affected.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE ARGO BANCORP, INC. 1998 INCENTIVE STOCK OPTION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE ARGO BANCORP, INC. 1998 INCENTIVE STOCK OPTION PLAN.

NEW PLAN BENEFITS

     As of the date of this Proxy Statement, the Board of Directors has made no determination as to any Awards to be made under the Option Plan.

                             ADDITIONAL INFORMATION

INDEPENDENT AUDITORS

     The Company's independent auditors for the year ended December 31, 1997 were KPMG Peat Marwick LLP. The Board of Directors has not made a determination as to who will be apppointed as independent auditors for the Company for the year ending December 31, 1998.

     Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1999, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, not later than December 5, 1998. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days nor more than sixty (60) days prior to such annual meeting, provided, however, that if less than thirty-one days' notice of the annual meeting is given to stockholders, notice by the stockholder shall be delivered to the Secretary of the Company not later than the close of the tenth (10) day following the day on which notice of the annual meeting was mailed to stockholders. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

     A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO ARGO BANCORP, INC., MS. FRANCES M. PITTS, SECRETARY, 7600 WEST 63RD STREET, SUMMIT, ILLINOIS 60501.

                                         By Order of the Board of Directors

                                         /s/Frances M. Pitts

                                         Frances M. Pitts
                                         Secretary
Summit, Illinois
April 6, 1998


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A

                              ARGO BANCORP, INC.
                       1998 INCENTIVE STOCK OPTION PLAN

1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with
Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in
Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and
(e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 13 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Option related rights under the provisions of this Plan.

     (d) "Bank" means Argo Federal Savings Bank.

     (e) "Board of Directors" or "Board" means the board of directors of the Company.

     (f) "Change in Control" means a change in control of the Bank or the Company of a nature that; (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company, representing 20% or more of the Bank's or Company's outstanding securities except for any securities of the Bank purchased by the Company formed by the Bank for that purpose in connection with the reorganization of the Bank and any securities purchased by any tax qualified employee benefit plan of the Bank or Company; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or
(D) a solicitation of shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Bank or Company or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are non-employee directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

     (i) "Common Stock" means the Common Stock of the Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 14 hereof.

     (j) "Company" means Argo Bancorp, Inc.

     (k) "Date of Grant" means the effective date of an Award.

     (l) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him, or in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (m) "Effective Date" means June 1, 1998, the effective date of the Plan.

     (n) "Employee" means any person who is currently employed by the Company or an Affiliate, including officers, but such term shall not include Outside Directors.

     (o) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

     (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (q) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     (r) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not reported on the NASDAQ, AMEX or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     (s) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

     (t) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

     (u) "Non-statutory Stock Option" means an Option granted by the Committee to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee under Section 7 as a Non-Statutory Stock Option.

     (v) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

     (w) "Outside Director" means a member of the Board of Directors of the Company or its Affiliates, who is not also an Employee.

     (x) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

     (y) "Participant" means any Employee or Outside Director who holds an outstanding Award under the terms of the Plan.

     (z) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank or the Company. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve on the Board of Directors of the Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Bank or the Company. With respect to an Outside Director Participant "Retirement" means the termination of service from the Board of Directors of the Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire or retirement as determined by the Bank (or the Company's) bylaws, or by reaching age 65, except that an Outside Director shall not be deemed to have retired for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director.

     (aa) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of a material loss to the Company or one of its Affiliates caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank or one of its Affiliates.

2.   ADMINISTRATION.
     --------------

     (a) The Plan as regards Awards to employees of the Company or its Affiliates, shall be granted and administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and Outside Directors and to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     (b) Awards to Outside Directors shall be granted and administered by the Committee, pursuant to the terms of this Plan.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     ----------------------------------

     The following Awards and related rights as described in Sections 6 through 11 hereof may be granted under the Plan:

     (a)  Non-statutory Stock Options;
     (b)  Incentive Stock Options;
     (c)  Limited Rights

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 14, the maximum number of shares reserved for Awards under the Plan is 100,000 shares of the Common Stock. Subject to adjustment as provided in Section 14, the maximum number of shares subject to options that may be awarded annually is 10,000 shares of Common Stock, plus any shares of the previous years' allotment that remained unawarded at the end of any previous year. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Company. To the extent that Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Awards terminate, expire, are forfeited or are canceled without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     Subject to the terms herein all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Non-statutory Stock Option
         --------------
shall be determined by the Committee on the date the option is granted. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 9 hereof.

     (b) Terms of Options.  The term during which each Non-statutory Stock
         ----------------
Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-
statutory Stock Option may be exercised in whole or in part.   The acceleration
of any Non-statutory Stock Option under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options.

     (c) Termination of Employment or Service.  Unless otherwise determined by
         ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, Retirement, death or Termination for Cause, a Non-statutory Stock Option shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of one year following termination. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of an Option, in the event of termination for Disability, death or Retirement all Options shall immediately vest and be exercisable for one year after such termination, and in the event of Termination for Cause all rights under the Participant's Non-Statutory Stock Options shall expire immediately upon termination.

     (d) Change in Control. Unless otherwise determined by the Committee, in the
         -----------------
event of a Change in Control, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall become exercisable by the Participant or his legal representatives or beneficiaries and remain exercisable for one year or such longer period as determined by the Committee following the Change in Control, provided that in no event shall the period extend beyond the expiration of the term of the Non-statutory Stock Option.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Incentive Stock Option
         --------------
shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to a Participant, the Participant owns Common Stock representing more than 10% of the total combined voting securities of the Bank (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Bank, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Participant, or by or for any corporation, partnership, estate or trust of which such Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 9 hereof.

     (b) Amounts of Options.  Incentive Stock Options may be granted to any
         ------------------
Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this
Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 7 exceeds this $100,000 limit, the portion of the Options in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such redesignation shall not be deemed to be a new grant or a regrant of such Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

     (c) Terms of Options.  The term during which each Incentive Stock Option
         ----------------
may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to a Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee Participant to whom it is granted.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d) Termination of Employment.  Unless otherwise determined by the
         -------------------------
Committee, upon the termination of an Employee Participant's service for any reason other than Disability, Retirement, death, Change in Control or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Employee Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of an Option, in the event of termination for Disability, Retirement or death, all Options shall immediately vest and be exercisable for one year after such termination, (however, in the event of Retirement, exercising after three months will result in loss of incentive stock option treatment under the Code) and in the event of Termination for Cause all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination.

     (e) Change in Control.  Unless otherwise determined by the Committee, in
         -----------------
the event of the termination of the Employee Participant's employment following a Change in Control, all Incentive Stock Options held by the Participant, whether or not exercisable at such time, shall become exercisable by the Participant or his legal representatives or beneficiaries and remain exercisable for one year or such longer period as determined by the Committee following the date of termination of the Employee Participant's employment, provided however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of termination of employment, and provided further, that in no event shall the period extend beyond the expiration of the term of the Incentive Stock Option.

     (f) Compliance with Code.  The Options granted under this Section are
         --------------------
intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so quality shall be treated as Non-statutory Stock Options.

8.    LIMITED RIGHTS.
      --------------

     Simultaneously with the grant of any Option to an Employee, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights.  In no event shall a Limited Right be exercisable in
         ---------------
whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

     Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

     (b) Payment.  Upon exercise of a Limited Right, the holder shall promptly
         -------
receive from the Company an amount of cash or some other payment option found in
Section 12, equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments shall be less an applicable tax withholding as set forth in Section 15.

9.    ALTERNATE OPTION PAYMENT MECHANISM
      ----------------------------------

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment.  The exercise price may be paid in cash or by certified
         ------------
check.

     (b) Borrowed Funds.  To the extent permitted by law, the Committee may
         --------------
permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c)  Exchange of Common Stock.
          ------------------------

          (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised. The shares gained through the exercise are then tendered back to the Bank as payment for some other number of Options. This transaction may be repeated as needed to exercise all of the Options available.

          (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

10.  RIGHTS OF A SHAREHOLDER
     -----------------------

     No Participant shall have any rights as a shareholder with respect to any shares covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

11.  NON-TRANSFERABILITY
     -------------------

     Except to the extent permitted or restricted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of an Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a qualified domestic relations order, an Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, an Award is transferable by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer.

          (iii)      If a recipient of an Award is subject to the provisions of
Section 16 of the Exchange Act, shares of Common Stock subject to such Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Award.

12.  AGREEMENT WITH GRANTEES.
     -----------------------

     Each Award will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, the Board of Directors, tax law considerations or applicable securities law considerations.

13.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee may make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock underlying Awards already made under the Plan;

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All awards under this Plan shall be binding upon any successors or assigns of the Company.

15.  TAX WITHHOLDING.
     ---------------

     Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3, if applicable, or any amendment or successor rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

16.  AMENDMENT OF THE PLAN.
     ---------------------

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code, shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

17.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Effective Date of the Plan shall be June 1, 1998.

18.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the Plan or the exercise of Options, or related Limited Rights equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant or Outside Director Participant, adversely affect his vested rights under a previously granted Award.

19.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the State of Illinois to the extent not superseded by federal law.

20.  SUCCESSORS AND ASSIGNS.
     ----------------------

     All awards under this Plan shall be binding upon any successors or assigns of the Company including any holding company that may be formed by the Company.

21.  DELEGATION OF AUTHORITY.
     -----------------------

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award Agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the Plan to the executive officer(s) of the Company. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Company for determinations to be made pursuant to the Plan.

     IN WITNESS WHEREOF, the Company has established this Plan, to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the ___ day of ______, 1998.



     [CORPORATE SEAL]                   ARGO BANCORP, INC.



                                        By:
-------------------------                  -------------------------------------
Date                                       President and Chief Executive Officer



     ADOPTED BY THE BOARD OF DIRECTORS:


                                        By:
-------------------------                  -------------------------------------
Date                                       Secretary

                                 [FRONT SIDE]

                                REVOCABLE PROXY
                              ARGO BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

                                 May 20, 1998
                            3:00 p.m. Central Time


     The undersigned hereby appoints the official proxy committee of the Board of Directors of Argo Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 20, 1998 at 3:00 p.m. Central Time, at 7600 West 63rd Street, Summit, Illinois, and at any and all adjournments thereof, as follows:

     1. The election as director of all nominees listed (except as marked to the contrary below).


                     Sergio Martinucci and John G. Yedinak

                     FOR                      VOTE WITHHELD
                     ---                      -------------
                     [_]                           [_]

     INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

--------------------------------------------------------------------------------

     2. The approval of the Argo Bancorp, Inc. 1998 Incentive Stock Option Plan.

             FOR                  AGAINST                 ABSTAIN
             ---                  -------                 -------
             [_]                    [_]                     [_]



            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                             THE LISTED PROPOSALS.

                                  [BACK SIDE]

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 6, 1998 and of the Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                              Dated:
                                    ------------------------------

                                    ------------------------------
                                    SIGNATURE OF STOCKHOLDER


                                    ------------------------------
                                    SIGNATURE OF STOCKHOLDER


                       --------------------------------


           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE